UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2026
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Central Bancompany, Inc.
(Exact name of registrant as specified in its charter)
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Missouri (State or other jurisdiction of incorporation or organization)	001-42965 (Commission File Number)	43-0959114 (I.R.S. Employer Identification Number)
238 Madison Street Jefferson City, MO 65101
(Address of principal executive offices and zip code)
(573) 634-1111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CBC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Board of Directors of Central Bancompany, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on May 4, 2026. Three items of business were considered by the Company's stockholders at the meeting:
•The election of four (4) Directors for the Class I Directors for a term of three (3) years;
•Ratification of the appointment of KPMG, LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•Adoption of the Central Bancompany, Inc. 2026 Employee Stock Purchase Plan Proposal.
The results of the meeting were as follows:
Proposal No. 1 - Election of Directors - Stockholders elected four nominees named in the Proxy Statement.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael Farmer, Jr.	170,152,467	4	96	—
E. Stanley Kroenke	169,483,861	5,105	663,601	—
Charles E. Kruse	170,152,471	—	96	—
Bradley N. Sprong	170,152,471	—	96	—
Proposal No. 2 - Stockholder Ratification of Independent Registered Public Accounting Firm - Stockholders ratified the appointment of KPMG, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
170,152,546	21	2
Proposal No. 3 - Central Bancompany, Inc. 2026 Employee Stock Purchase Plan - Stockholders adopted the 2026 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,152,565	2	—	—
Item 8.01 - Other Events
Second Quarter 2026 Shareholder Dividend
On May 4, 2026, the Board of Directors of the Company declared a dividend of $0.12 per common share payable on June 1, 2026 to stockholders of record as of the close of business on May 22, 2026.
A copy of the Company's press release announcing this dividend is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release of the registrant dated May 5, 2026, announcing dividend declaration.

104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCOMPANY, INC.

Date:	May 5, 2026	By:	/s/ James K. Ciroli
Name: James K. Ciroli
Title: Executive Vice President and Chief Financial Officer